                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : August 15, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES QWS-2)
             (Exact name of registrant as specified in its charter)

             DELAWARE             333-68854-03            13-3891329
         (State or other          (Commission         (I. R. S. Employer
          jurisdiction of         File Number)        Identification No.)
          incorporation)

      WORLD FINANCIAL CENTER,                                     10281
        NEW YORK,  NEW YORK                                    (Zip Code)
       (Address of principal
        executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS

          Not Applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable

ITEM 5.   OTHER EVENTS

          99.1     Distribution to holders of the Preferred Plus Trust Series
                   QWS-2 on August 15, 2002.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Financial statements of business acquired.

                   Not applicable

          (b)      Pro forma financial information.

                         Not applicable.

          (c)      Exhibits.

                   99.1 Trustee's report in respect of the August 15, 2002 distribution to holders of the Preferred Plus Trust
                            Series QWS-2

ITEM 8.   CHANGE IN FISCAL YEAR

          Not Applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

         Date:  09/05/02                    By:  /s/ Barry N. Finkelstein
                                                 Name:   Barry N. Finkelstein
                                                 Title:  President

                                  EXHIBIT INDEX


         99.1 Trustee's report in respect of the August 15, 2002 distribution to holders of the Preferred Plus Trust Series QWS-2